UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2026

Aditxt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39336	82-3204328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2569 Wyandotte Street, Suite 101, Mountain View, CA	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 870-1200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425 )

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On January 30, 2026, Aditxt, Inc. (the “Company”) adjourned its special meeting of stockholders (the “Special Meeting”) until February 13, 2026 at 12:00 PM ET in order to allow for additional time for the Company’s stockholders to vote on the following proposals: (i) to approve, for the purpose of Nasdaq Marketplace Rule 5635(d), the issuance of shares of common stock underlying shares of Series A-1 Convertible Preferred Stock originally issued by the Company in December 2023, (ii) to approve, for the purpose of Nasdaq Marketplace Rule 5635(d), the issuance of shares of common stock underlying shares of Series C-1 Convertible Preferred Stock and common stock purchase warrants originally issued by the Company in May 2024 and August 2024 , (iii) to approve, for the purpose of Nasdaq Marketplace Rule 5635(d), the issuance of shares of common stock underlying common stock purchase warrants originally issued by the Company in July 2024, (iv) to approve the Company’s 2025 Employee Stock Purchase Plan, (v) to approve an amendment to our 2021 Omnibus Equity Incentive Plan to increase the number of shares of common stock issuable thereunder to 350,000 shares from 3 shares, (vi) to consider and cast a non-binding, advisory vote on the Company’s proposed amendment to its Amended and Restated Certificate of Incorporation, as amended, to change the Company’s name from “Aditxt, Inc.” to “bitXbio, Inc.”, and (vii) to grant discretionary authority to the Company’s board of directors to (i) amend the Company’s certificate of incorporation to combine the outstanding shares of its common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-five (1:5) to a maximum of a one-for-two hundred fifty (1:250) split, with the exact ratio to be determined by the Company’s board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by the Company’s stockholders. The adjourned Special Meeting will be held in a virtual-only meeting format at www.virtualshareholdermeeting.com/ADTX2026SM.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2026

Aditxt, Inc.

By:	/s/ Amro Albanna
Name:	Amro Albanna
Title:	Chief Executive Officer